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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          July 1, 1996
                                                 ---------------------

                          SWISSRAY International, Inc.
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               (Exact name of registrant as specified in charter)

  New York                          0-26972                  16-0950197
(State or Other                   (Commission              (IRS Employer
Jurisdiction of                   File Number)             Identification
Incorporation)                                                  Number)

c/o Gary B. Wolff, P.C., 747 Third Avenue, New York, New York         10017
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(Address of principal executive offices)                            (Zip code)

Registrant's telephone number, including
area code                                      New York  212-644-6446
                                               Switzerland 011 41 41 919 90 50



- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.      OTHER EVENTS.

         Registrant issued the attached press release on July 1, 1996.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

                  99.1  Press release dated July 1, 1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SWISSRAY INTERNATIONAL, INC.

                                       By       /Ulrich Ernst/
                                         --------------------------------------
                                         Ulrich Ernst, Chairman of the Board

Dated:  July 2, 1996

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                                  EXHIBIT INDEX

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No.               Description                                            Page
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
99.1              Press Release dated July 1, 1996                         4
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